                                                                    EXHIBIT 23.2

                        CONSENT OF INDEPENDENT AUDITORS

     We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated May 7, 1999, in the Registration Statement (Form S-1) and related Prospectus of How2.com, Inc. for the registration of its shares of its common stock.

                                                  /s/ GRANT THORTON LLP
                                            ------------------------------------
                                                     Grant Thorton LLP

Dallas, Texas
October 19, 1999